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                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Trustees
Republic Funds:

     We consent to the use of our reports, dated November 15, 1996 and December 6, 1996, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "Independent Auditors" in the statements of additional information included herein.



                                                           KPMG Peat Marwick LLP



Boston, Massachusetts
January 31, 1997